UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025

HECLA MINING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of principal executive offices) (Zip Code)

(208) 769-4100
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. George R. Johnson, a member of the Board of Directors (“Board”), submitted his letter of resignation to Hecla Mining Company (“Company,” “our,” “we,” or “Hecla) effective after the Annual Meeting held on May 21, 2025, due to his desire to retire. At the time of his retirement, Mr. Johnson served as Hecla’s Chair of the Health, Safety, Environmental and Technical Committee, as well as serving as a member of the Board’s Compensation Committee. Mr. Johnson had been a member of Hecla’s Board since 2016.

On May 22, 2025, the Company announced the Board of the Company appointed Dean Gehring as a Class I director (standing for election in 2026, to fill the resulting vacancy of the retirement of Mr. Johnson), effective May 21, 2025. Mr. Gehring was also appointed to serve on the Health, Safety, Environmental and Technical Committee and the Compensation Committee. He will be eligible to receive standard director and committee fees, and to receive grants under the Company’s Stock Plan for Nonemployee Directors, all as described under the caption “Compensation of Non-Management Directors” in the Company’s proxy statement from its 2025 Annual Meeting of Shareholders, which was filed with the Securities and Exchange Commission on April 10, 2025. The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

There are no arrangements or understandings between Mr. Gehring and any other person pursuant to which he was appointed to the Board, and there are no relationships between Mr. Gehring and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Exchange Securiti4es Exchange Act of 1934, as amended.

Mr. Gehring most recently served as Executive Vice President and Chief Integration Officer at Newmont Corporation from June 2023 to July 2024. Prior to that he served as Executive Vice President and Chief Development Officer from July 2022 to June 2023. He also held the position of Executive Vice President and Chief Technology Officer from June 2019 to June 2022 and has held other various positions at Newmont Corporation. He has also served as a Director of Allonnia since November 2024. Mr. Gehring holds a BS in Mining Engineering from the University of Idaho and MSc, Project Management from the University of Aberdeen. He is certificated as a Professional Engineer (PE), and a Project Management Professional (PMP).

Item 5.03 – Amendments to Articles of Incorporation or Bylaws

On May 21, 2025, the shareholders of Hecla approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation revising Section 1 of Article IV of our Restated Certificate of Incorporation as follows:

ARTICLE IV.

Capital Stock

Section 1. Authorized Capital Stock. The Corporation shall be authorized to issue two classes of shares of Capital Stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of Capital Stock which the Corporation shall have authority to issue is One Billion Two Hundred Fifty-Five Million (1,255,000,000), of which One Billion Two Hundred Fifty Million (1,250,000,000) shares shall be designated as Common Stock, par value $0.25 per share, and Five Million (5,000,000) shares shall be designated as Preferred Stock, par value $0.25 per share.

The Amendment will become effective immediately upon filing the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on or about May 22, 2025. The Restated Certificate of Incorporation is filed as Exhibit 3.1 to this current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on May 21, 2025, our shareholders were asked to consider and vote upon the following four proposals: (1)  election of three nominees to our Board to hold office until the 2028 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (2) ratification of the Audit Committee’s appointment of BDO USA, P.C. as our independent registered public accounting firm for the calendar year 2025; (3) approval, on an advisory basis, of the compensation of our named executive officers; and (4) approval of an amendment to our Restated Certificate of Incorporation increasing the number of authorized shares of our common stock from 750,000,000 to 1,250,000,000.

On the record date of March 26, 2025, there were 632,310,356 shares of Hecla common stock issued and outstanding and entitled to vote at the Annual Meeting. The amount of shares present at the meeting, in person or by proxy, was  465,892,622 or 74% of the outstanding shares of common stock of Hecla. For each proposal, the results of shareholder voting were as follows:

Proposal 1. Election of Three Director Nominees. The shareholders elected each of the director nominees proposed by our Board to serve until the 2028 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Charles B. Stanley	332,707,333	32,134,455	987,545	100,063,289
Alice Wong	349,439,427	15,052,533	1,337,373	100,063,289
Jill Satre	355,041,739	9,286,162	1,501,432	100,063,289

Proposal 2. Ratification of the Appointment of BDO USA, P.C. as the Company’s Independent Registered Public Accounting Firm. Our shareholders ratified the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain
428,274,280	35,673,605	1,944,737

There were no broker non-votes with respect to Proposal 2.

Proposal 3. Advisory Vote on Named Executive Compensation. Our shareholders approved the compensation of Hecla’s named executive officers. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
347,914,524	16,322,962	1,591,847	100,063,289

Proposal 4. Approve an amendment to our Restated Certificate of Incorporation increasing the number of authorized shares of our common stock from 750,000,000 to 1,250,000,000. Our shareholders approved the amendment to our Restated Certificate of Incorporation. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain
431,797,822	31,511,224	2,583,576

There were no broker non-votes with respect to Proposal 4. The affirmative vote of the holders of a majority of outstanding shares of common stock entitled to vote thereon was required for approval of Proposal 4, and thus the proposal was approved.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

3.1	Restated Certificate of Incorporation of Hecla Mining Company. *

99.1	News Release dated May 22, 2025. *

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*         Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Sr. Vice President, General Counsel and Corporate Secretary

Dated: May 22, 2025
5